Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22G

SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SEVENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

CSG and Customer agree to amend the Agreement to provide pricing for Tier 2 Processing Level through Tier 8 Processing Level for CSG Smartlink/Smartlink BOS Environment and Transactions Per Second (“TPS”). Therefore, Schedule F, Fees, CSG Licensed Products, the fee table under Subsection II.B., CSG Smartlink/Smartlink BOS Environment and Transactions Per Second (“TPS”), shall be deleted in its entirety and replaced with the following:

II.B.  CSG Smartlink/Smartlink BOS Environment and Transactions Per Second (“TPS”)

Description of Item/Unit of Measure	Frequency	Fee
1. ******* Fees based on Transactions per Second (“TPS”) (Note 1-3)
a.Tier 1 Processing Level (supporting ** ** *** TPS)	*******	$	**********
b.Tier 2 Processing Level (supporting ** ** *** TPS)	*******	$	**********
c.Tier 3 Processing Level (supporting ** ** *** TPS)	*******	$	**********
d.Tier 4 Processing Level (supporting ** ** *** TPS)	*******	$	**********
e.Tier 5 Processing Level (supporting ** ** *** TPS)	*******	$	**********
f.Tier 6 Processing Level (supporting ** ** *** TPS)	*******	$	**********
g.Tier 7 Processing Level (supporting ** ** *** TPS)	*******	$	**********
h.Tier 8 Processing Level (supporting ** ** *** TPS)	*******	$	**********

2.	CSG and Customer agree that the pricing for Tier 2 Processing Level will be effective as of **** *** ****.

3.

CSG and Customer agree that the incremental Tier 1 to Tier 2 Processing Level fee amounts for the ****** of ****** and ********* ****, will be paid by means of the ******** ** **-********** ***** as described in Article 3 SERVICES, Section 3.4 Services Commitment, of the Agreement.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T Ruble
Name: Peter Kirlacoulacos	Name: Joseph T. Ruble
Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel
Date: 12-20-13	Date: 18 Dec 2013